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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 1, 2001

                             FRUIT OF THE LOOM, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     1-8941                   36-3361804
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

200 West Madison Street, Suite 2700, Chicago, Illinois             60606
       (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (312) 899-1320

 FORWARD LOOKING INFORMATION

     Fruit of the Loom Inc., a Delaware corporation, ("FTL Inc.") desires to provide investors with meaningful and useful information. Therefore, this Form 8-K contains certain statements that describe FTL Inc.'s beliefs concerning future business conditions and the outlook for FTL Inc. based on currently available information. Wherever possible, FTL Inc. has identified these "forward looking" statements (as defined in Section 21E of the Securities Exchange Act of 1934) by words such as "anticipates," "believes," "estimates," "expects," and similar expressions. These forward looking statements are subject to risks, uncertainties and other factors that could cause FTL Inc.'s actual results, performance or achievements to differ materially from those expressed in, or implied by, these statements. These risks, uncertainties and other factors include, but are not limited to, the following:

- the ability of FTL Inc. to continue operating as a going concern and successfully emerge from bankruptcy;

- FTL Inc.'s ability to successfully execute its corporate strategy in a competitive marketplace;

- the financial strength of the retail industry, particularly the mass merchant channel;

-    the level of consumer spending for apparel;


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-    the competitive pricing environment within the basic apparel segment of the apparel industry;

-    FTL Inc.'s ability to develop, market and sell new products;

- FTL Inc.'s successful planning and execution of production necessary to maintain inventories at levels sufficient to meet customer demand;

-    FTL Inc.'s effective income tax rate;

- the success of planned advertising, marketing and promotional campaigns, political and regulatory uncertainty that could influence international activities;

-    the resolution of legal proceedings and other contingent liabilities;

- weather conditions in the locations in which FTL Inc. manufactures and sells its products;

- and the ability to maintain adequate levels of property and casualty insurance related to its facilities due to recent world events affecting the insurance industry.


     Please refer to FTL Inc.'s documents on file with the Securities and Exchange Commission and the U.S. Bankruptcy Court in Delaware for other risks and uncertainties and for additional information that FTL Inc. is required to report to the U.S. Bankruptcy Court on a monthly basis. FTL Inc. assumes no obligation to update publicly any forward looking statements, whether as a result of new information, future events or otherwise.

ITEM 5.    OTHER EVENTS.

A.  Background

     FTL Inc., together with its parent Fruit of the Loom, Ltd., a Cayman Islands company ("FTL Ltd.") and its subsidiaries (collectively, "Fruit of the Loom") is a leading international, vertically integrated basic apparel company, selling products principally under the Fruit of the Loom(R) brand name. It is the market leader in men's and boys' underwear, and is one of the world's largest producers of activewear for the screenprint T-shirt and fleece market, women's and girls' underwear, casualwear, and childrenswear.

     On December 29, 1999 (the "Petition Date"), FTL Ltd., FTL Inc. and 32 direct and indirect subsidiaries, debtors and debtors-in-possession commenced reorganization cases (the "Reorganization Cases") by filing petitions for relief under chapter 11, title 11 of the United States Code, 11 U.S.C. sections 101-1330 (as amended, the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). On December 30, 1999, FTL Ltd. also commenced a proceeding under the Companies Law (1998 Revision) (the "Cayman Proceeding") in the Grand Court of the Cayman Islands (the "Cayman Court"). FTL Ltd. and FTL Inc., as debtors and debtors-in-possession, have continued to manage and operate their assets and businesses subject to the supervision and orders of the Bankruptcy Court, pending confirmation of the joint plan of reorganization (the "Reorganization Plan," as it may from time to time be amended) contained in the disclosure statement (the "Disclosure Statement") filed with the Bankruptcy Court on March 15, 2001. On March 22, 2001, certain



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joint provisional liquidators, on behalf of FTL Ltd. only, filed with the Cayman
Court a scheme of arrangement (the "Scheme") in the Cayman Proceeding. Because FTL Ltd. and FTL Inc. are operating as debtors-in-possession under the Bankruptcy Code, the existing directors and officers of FTL Ltd. and FTL Inc. continue to govern and manage the operations of FTL Ltd. and FTL Inc., respectively, subject to the supervision and orders of the Bankruptcy Court.

     In connection with the filing of the Reorganization Plan on March 15, 2001, Fruit of the Loom agreed with the representatives of its secured creditors to investigate arranging for a purchaser of some or all of the common stock of reorganized Fruit of the Loom which was to be issued under the Reorganization Plan (the "Marketing Process"). On November 1, 2001, Fruit of the Loom issued a press release announcing that a subsidiary of Berkshire Hathaway Inc. had agreed to purchase the basic apparel business of Fruit of the Loom. The press release is attached herewith as Exhibit 99.1.

B.  The Marketing Process

     The Marketing Process was implemented shortly after the filing of the Reorganization Plan by Lazard Freres & Co., LLC ("Lazard"), Fruit of the Loom's financial advisors, in conjunction with Chilmark Partners ("Chilmark"), the financial advisors to Bank Steering Committee and with Houlihan Lokey Howard & Zukin ("Houlihan").

     The Marketing Process took place over a six-month period. As a first step, in April, 2001, Fruit of the Loom and Lazard distributed a confidential information memorandum describing Fruit of the Loom and its prospects to 29 potential buyers -- both strategic and financial in nature - that Lazard, in consultation with Chilmark and Houlihan, believed might have an interest, and the financial ability, to purchase all or part of the reorganized Fruit of the Loom Business. The Marketing Process was undertaken in conjunction with a committee composed of unsecured creditors (the "Unsecured Creditors Committee"), a committee of informal prepetition secured bank lenders (the "Bank Steering Committee") and a committee of senior secured noteholders (the "Noteholders Steering Committee") (collectively, the "Committees"). The Marketing Process followed the rules set forth in separate bidding procedures.

     Berkshire Hathaway Inc., who had expressed an interest in purchasing Fruit of the Loom prior to the commencement of the Marketing Process, re-emerged as an interested bidder and provided a written bid, in the form of a term sheet, to Lazard at the beginning of September. Fruit of the Loom, in consultation with the legal and financial advisors to the Committees, reviewed each of the "best and final" offers received, including the term sheet from Purchaser, and evaluated each offer based on a number of criteria, including, but not limited to, stated purchase price, the form of the consideration, the value of the liabilities to be assumed by the purchaser, the likely amount and effect of required adjustments to purchase price, the value of the non-Business assets to be left in the estates, financing risks, and regulatory approval risks.

     On or about September 7, 2001, representatives of the Bank Steering Committee and the Noteholders Steering Committee advised Fruit of the Loom that they preferred the offer made by Purchaser. Based upon that determination, Fruit of the Loom proceeded, again in consultation


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with the legal and financial advisors of the Bank Steering Committee, the
Noteholders Steering Committee, and the Unsecured Creditors Committee, to negotiate definitive documents with Purchaser. Thereafter, the Board of Directors of Fruit of the Loom, based upon the advice of Lazard and the terms of the asset purchase agreement proposed by Berkshire Hathaway Inc. (the "Agreement"), made the determination that the Agreement offered by the Purchaser was the highest and/or best bid received during the Marketing Process. A copy of the Agreement, including all its exhibits, is attached herewith as Exhibit 2.1. Fruit of the Loom agrees to furnish a copy of any omitted schedule to the Agreement to the Securities and Exchange Commission upon request.

C.  Description of the Agreement

     The summary below is provided for convenience only and is qualified in its entirety by the Agreement and the related Bidding Procedures. Please review the Agreement in its entirety. To the extent that there is any discrepancy, the terms and conditions of the Agreement and the Bidding Procedures shall control.

     The Agreement, which is between FTL Inc., Union Underwear Inc. ("Union Underwear"), and FTL Ltd., collectively as the "Sellers," and a newly formed, wholly-owned subsidiary of Berkshire Hathaway Inc., New FOL Inc., as the purchaser, and Berkshire Hathaway Inc. as guarantor (together referred to as the "Purchaser"), provides, among other things, for the sale of Fruit of the Loom's basic apparel business ("Business") through the sale of all of the capital stock of FTL Caribe, Ltd. ("FTL Caribe"), certain designated subsidiaries of Union Underwear which form a part of the Business, and any other assets of Sellers used in the Business, all pursuant to the Reorganization Plan.

     The Agreement also provides that Fruit of the Loom will continue to operate the Business in accordance with past practices and consult with Purchaser regarding certain matters pending confirmation of the Reorganization Plan and the closing under the Agreement.

     The material terms of the Agreement include:

     1. Purchase Price: As set forth in section 1.4 of the Agreement, Purchaser shall pay at closing the sum of $835,000,000 (the "Purchase Price"), which Purchase Price shall be adjusted (i) on an interim basis two business days before the closing to reflect changes in the working capital of the Business from a benchmark amount of $540,000,000 (and which shall be subject to further adjustment after the closing based on actual working capital as provided in
Section 1.08 of the Agreement), (ii) for certain payments made in the period between a pre-closing reference balance sheet and closing, to the extent such payments would affect the working capital calculation, and (iii) by an amount equal to 65% of the funding deficit, if any, of the pension plan, calculated as of the three business days before the scheduled closing. Pursuant to Section 1.05(b) of the Agreement, an escrow will be set up at the closing to hold an amount equal to 12% of $540,000,000 to secure any possible working capital adjustment in Purchaser's favor under Section 1.08 of the Agreement.



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     2. Purchase of the Business: Pursuant to Section 1.01 of the Agreement, at
the closing, which is contingent upon and subject to the prior confirmation of the Reorganization Plan, Purchaser shall acquire, free and clear of all liens, claims and encumbrances (i) all the newly issued and outstanding equity of certain designated directly owned subsidiaries of Union Underwear, (ii) all the issued and outstanding equity of FTL Caribe, (iii) all of the issued and outstanding membership interests in a limited liability company to be formed by Union Underwear into which Union Underwear will transfer all of its assets (other than stock in subsidiaries) which form a part of the Business, and (iv) all the assets of FTL Ltd. and FTL Inc. which are used in the Business. The Plan will be amended to provide that as to designated indirect subsidiaries of Union Underwear which are debtors in these reorganization cases, the existing capital stock of those corporations will be cancelled and new stock will be issued to Purchaser or to its designee.

     3. Assumed Liabilities: Pursuant to Sections 1.02 and 1.03 of the Agreement, New FOL Inc. will assume the liabilities of Sellers' related to the assets transferred under the Agreement, the liabilities incurred by each of Sellers after the Petition Date in the ordinary course in the operation of the Business, the liabilities with respect to the pension plan, and any assumed contracts and leases, all as expressly set forth in the Agreement, but will not assume any liabilities not expressly provided for. As to the "Transferred Subsidiaries" (which are FTL Caribe, its designated subsidiaries and the designated subsidiaries of Union Underwear as of the closing), those entities will remain liable for any liabilities which are not discharged pursuant to the Reorganization Plan.

     4. Operation of Business Pending Closing: From the date of the Agreement, through the closing (or earlier termination of the Agreement), the Agreement provides for certain restrictions on Fruit of the Loom's operations. In particular, pursuant to Section 1.09 of the Agreement, Sellers and the Transferred Subsidiaries which are debtors agree to assume only certain designated executory contracts or unexpired leases which in the judgment of John
B. Holland, the chief operating officer of Fruit of the Loom, are in the best interests of the ongoing Business. In addition, Sections 4.04, 4.05, 4.06 and
4.08 of the Agreement all contain requirements that Fruit of the Loom continue to operate the Business consistent with past practices and consult or obtain the consent of Purchaser to certain actions.

     5. Bidding Procedures: The Agreement requires Fruit of the Loom to seek an order of the Bankruptcy Court approving bidding procedures, including notice of the auction to be held thereunder, and an order confirming the results of the auction once it is held. Fruit of the Loom plans to file a motion in the Bankruptcy Court requesting approval of the bidding procedures and the Termination Fee (as defined below) and other matters in conjunction with the sale of the Business as soon as practicable.

     6. Termination Rights: If Sellers either accept a bid other than that of Purchaser as the highest or best offer, or sell, transfer, or otherwise dispose directly or indirectly all or substantially all of the assets of the Business or the Transferred Subsidiaries (taken as a whole), in a transaction or series of transactions (or agrees to do any of the foregoing); or if the Bankruptcy Court confirms a Plan for Fruit of the Loom that does not give effect to the Agreement; or if the Bankruptcy Court and the Cayman Court have not entered a confirmation



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order and a sanction order, respectively (approving the Reorganization Plan and the Scheme in a form providing, to Purchaser's satisfaction in its reasonable judgment, for the effectuation of all the transactions contemplated by the Agreement in accordance with the terms and provisions thereof), on or before March 29, 2002, provided, however, that if on such date Sellers are using their commercially reasonable efforts to obtain entry of a confirmation order and a sanction order in such form, then such date shall be extended for so long as Sellers are using their commercially reasonable efforts to obtain entry of the confirmation order and sanction order in such form, but in no event shall such date be extended past May 31, 2002; or if the closing under the Agreement has not occurred by April 30, 2002 (subject to extension with respect to good faith efforts), then Purchaser will be entitled to a $30,000,000 termination fee (the "Termination Fee").

     7. No Shop: Pursuant to Section 4.09 of the Agreement, once the auction is complete, and assuming the Purchaser is the successful bidder, Fruit of the Loom will be prohibited from communicating with other potential bidders, unless directed to do so by order of Bankruptcy Court.

     8. Liquidated Damages: Pursuant to Section 8.02 of the Agreement, the Termination Fee shall be liquidated damages and Purchaser shall not be entitled to other damages for a breach of the Agreement by Sellers.

     9. Liability for Termination Fee: Pursuant to Section 8.03 of the Agreement, FTL Caribe assumes liability for the Termination Fee, in addition to FTL Inc., Union Underwear, and FTL Ltd., if any Termination Fee is payable under the terms of the Agreement.

     On November 2, 2001, Fruit of the Loom filed its Motion For Orders Under 11 U.S.C. sections 105, 363 and Fed R. Bankr. P. 2002, 6004, and 9014 (I) (A)
Approving Bidding Procedures and Termination Fee in Connection With The Proposed Sale of Fruit of the Loom's Business Pursuant to a Plan of Reorganization, (B) Scheduling A Bidding Deadline, Auction Date, and Approval Hearing Date In Connection With the Sale of Such Business, (C) Approving Form And Manner Of Notice Thereof, And (D) Authorizing Fruit of the Loom to Perform in Accordance with Agreements New FOL Inc. and Berkshire Hathaway, Inc., or Higher and Better Bidder, Pending Plan Effective Date, and (II) Approving and Confirming Results of Auction (the "Bidding Procedure Motion") with the Bankruptcy Court, seeking among other things, approval of an auction to be held with respect to the basic apparel business, all in accordance with the Agreement.

     The closing under the Agreement will be effectuated pursuant to an amendment to, and confirmation of, the Reorganization Plan and is subject to completion of the auction and other conditions set forth in the Agreement.

     A copy of the Bidding Procedures Motion, together with the Amended Notice of Hearing, setting forth the dates set by the Bankruptcy Court for the hearing on the Bidding Procedures Motion, is attached as Exhibit 2.2.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)       Exhibits

Exhibit No.    Description
-----------    -----------

     2.1 Asset Purchase Agreement, dated as of November 1, 2001, by and among Fruit of the Loom, Ltd., Fruit of the Loom, Inc., Union Underwear Company, Inc., FTL Caribe, Ltd., New FOL Inc. and Berkshire Hathaway Inc., and all exhibits thereto.

     2.2 Bidding Procedures Motion, together with the Amended Notice of Hearing, setting forth the dates set by the Bankruptcy Court for the hearing on the Bidding Procedures Motion.

     99.1 Press release dated November 1, 2001, announcing that a subsidiary of Berkshire Hathaway Inc. had agreed to purchase the basic apparel business of Fruit of the Loom.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Fruit of the Loom, Inc.


Dated: November 9, 2001              By: /s/ G. William Newton
                                         ---------------------
                                             G. William Newton
                                             Vice President-Finance
                                             Acting Chief Financial Officer












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                                  EXHIBIT INDEX

 Exhibit No.   Description
 -----------   -----------

     2.1 Asset Purchase Agreement, dated as of November 1, 2001, by and among Fruit of the Loom, Ltd., Fruit of the Loom, Inc., Union Underwear Company, Inc., FTL Caribe, Ltd., New FOL Inc. and Berkshire Hathaway Inc., and all exhibits thereto.

     2.2 Bidding Procedures Motion, together with the Amended Notice of Hearing, setting forth the dates set by the Bankruptcy Court for the hearing on the Bidding Procedures Motion.

    99.1 Press release dated November 1, 2001, announcing that a subsidiary of Berkshire Hathaway Inc. had agreed to purchase the basic apparel business of Fruit of the Loom.







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